UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2026
___________________________________
Frontier Group Holdings, Inc.
(Exact name of registrant as specified in its charter)
___________________________________

Delaware	001-40304	46-3681866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4545 Airport Way
Denver, CO 80239
(720) 374-4550
(Address of principal executive offices, including zip code, and Registrant's telephone number, including area code)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ULCC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 14, 2026, Frontier Group Holdings, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the matters acted upon at the Annual Meeting and the final voting results on each matter.
Proposal One: Election of Directors
The Company’s stockholders elected Andrew S. Broderick, Bernard L. Han, Anthony D. Salcido and Alejandro D. Wolff as members of the Company’s board of directors as Class II directors for a three-year term. The results of the vote were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Andrew S. Broderick	189,855,666	999,452	57,755	17,604,354
Bernard L. Han	188,874,710	1,980,463	57,700	17,604,354
Anthony D. Salcido	190,388,423	466,654	57,796	17,604,354
Alejandro D. Wolff	182,110,606	8,744,511	57,756	17,604,354
Proposal Two: Ratification of Appointment of Independent Registered Public Accounting Firm
The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
207,775,426	666,947	74,854	—
Proposal Three: Advisory Vote on the Approval of the Compensation of the Company’s Named Executive Officers
The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers for the fiscal year ended December 31, 2025, as disclosed in the Company’s proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
156,283,918	6,488,372	28,140,583	17,604,354

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER GROUP HOLDINGS, INC.

Date: May 15, 2026	By:	/s/ Howard M. Diamond
Howard M. Diamond
Executive Vice President, Legal and Corporate Affairs